Exhibit 99.1
August 31, 2021

Pacific Oak Strategic Opportunity REIT, Inc.
11766 Wilshire Blvd., Suite 1670
Los Angeles, CA 90025
Attention: Board of Directors

Ladies and Gentlemen:

I hereby resign from the board of directors of Pacific Oak Strategic Opportunity REIT, Inc. (the “Company”) and all committees thereof, effective as of September 1, 2021. There were no disagreements between the Company and me relative to this resignation.

Thank you for the opportunity to be of service.

Sincerely,

/s/ Eric J. Smith

Eric J. Smith